Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

("Separate Account")

Supplement to:

Excel Performance VUL

Prospectus Dated May 1, 2013

Supplement Dated November 22, 2013

On October 22, 2013, the shareholders of T. Rowe Price Equity Income Portfolio-II, a fund of T. Rowe Price Equity Series, Inc., approved an amendment to revise the fund's investment objective.

As of November 1, 2013, the objective of the T. Rowe Price Equity Income Portfolio-II fund is revised to read as follows:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
T. Rowe Price Equity Series, Inc.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio-II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

All other provisions of your Policy will remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

IN 1768 11/13